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                                                                  Exhibit 10.2


                         CHINA FINANCE ONLINE CO., LTD.
                            2004 STOCK INCENTIVE PLAN
                         FORM OF STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") dated _____________________ by and between CHINA FINANCE ONLINE CO., LTD., a company formed under the laws of Hong Kong Special Administration Region, P.R. China (the "CORPORATION"), and ___________________________ (the "GRANTEE") evidences the nonqualified stock option (the "OPTION") granted by the Corporation to the Grantee as to the number of the Corporation's Ordinary Shares first set forth below.

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   NUMBER OF ORDINARY SHARES:(FN 1)  _______       AWARD DATE:  ________________

   EXERCISE PRICE PER SHARE:(FN 1) $________  EXPIRATION DATE:(FN 1),(FN 2) ____

   VESTING(FN 1),(FN 2) The Option shall become vested as to [ ]% of the total number of Ordinary Shares subject to the Option on each of the first, second, third and fourth anniversaries of the Award Date.
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     The Option is granted under the CHINA FINANCE ONLINE CO., LTD. 2004 Stock
Incentive Plan (the "PLAN") and subject to the Terms and Conditions of Stock Option (the "TERMS") attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Grantee acknowledges receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.


"GRANTEE"                                    CHINA FINANCE ONLINE CO., LTD.



___________________________________          By:________________________________
Signature

                                             Print Name:________________________


___________________________________          Title:_____________________________
Print Name







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1    Subject to adjustment under Section 7.1 of the Plan.

2 Subject to early termination under Section 4 of the Terms and Section 7.4 of the Plan.


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                      TERMS AND CONDITIONS OF STOCK OPTION


1.   VESTING; LIMITS ON EXERCISE.

     The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

     o Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Grantee has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

     o No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

     o Minimum Exercise. No fewer than [ ](FN 1) Ordinary Shares may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

     o Nonqualified Stock Option. The Option is a nonqualified stock option and is not, and shall not be, an incentive stock option within the meaning of Section 422 of the Code.

2.   CONTINUANCE OF EMPLOYMENT/SERVICE REQUIRED; NO EMPLOYMENT/SERVICE
     COMMITMENT.


     The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.


     Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee's status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee's other compensation.

3.   METHOD OF EXERCISE OF OPTION.

     The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Committee may require pursuant to such administrative exercise procedures as the Committee may implement from time to time) of:

     o a written notice, in the form approved by the Company, stating the number of Ordinary Shares to be purchased pursuant to the Option or by the completion of such other administrative exercise procedures as the Committee may require from time to time,


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     o    payment in full for the Exercise Price of the shares to be purchased in cash, check or by electronic funds transfer to the Corporation, or (subject to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any non-cash payment) by notice and third party payment in such manner as may be authorized by the Administrator or in Ordinary Shares already owned by the Grantee, valued at their Fair Market Value on the exercise date, provided, however, that any shares initially acquired upon exercise of a stock option or otherwise from the Corporation must have been owned by the Grantee for at least six (6) months before the date of such exercise;

     o any written statements or agreements required pursuant to Section 8.1 of the Plan; and

     o satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

4.   EARLY TERMINATION OF OPTION.

     4.1 POSSIBLE TERMINATION OF OPTION UPON CHANGE IN CONTROL. The Option is subject to termination in connection with a Change in Control Event or certain similar reorganization events as provided in Section 7.4 of the Plan.

     4.2 TERMINATION OF OPTION UPON A TERMINATION OF GRANTEE'S EMPLOYMENT OR SERVICES. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary, the following rules shall apply (the last day that the Grantee is employed by or provides services to the Corporation or a Subsidiary is referred to as the Grantee's "SEVERANCE DATE"):

     o other than as expressly provided below in this Section 4.2, the Grantee will have until the date that is [ ] days after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the [ ]-day period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the [ ]-day period;

     o if the termination of the Grantee's employment or service is the result of the Grantee's voluntary Retirement (as defined below and other than a termination by the Corporation or a Subsidiary for cause as provided below), then the Grantee will have until the date that is [ ] years after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the [ ]-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the [ ]-year period;

     o if the termination of the Grantee's employment or service is the result of the Grantee's death or Disability (as defined below), then the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is [ ] years after the Grantee's Severance Date to exercise the Option, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the [ ]-year period following the



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          Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the [ ]-year period;

     o if the termination of the Grantee's employment or service is the result of a termination by the Corporation or a Subsidiary for Cause (as defined below), the Option (whether vested or not) shall terminate on the Severance Date.

     For purposes of the Option, "Disability" means a permanent disability (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator). For purposes of the Option, "Retirement" means a termination of employment or service by the Grantee that occurs upon or after the Grantee's attainment of age 65 and in accordance with the retirement policies of the Corporation (or the Subsidiary that employs the Grantee) then in effect. For purposes of the Option, "Cause" means that the Grantee: (a) has been repeatedly negligent in the discharge of his or her duties to the Corporation or a Subsidiary or has refused to perform stated or assigned duties (other than by reason of a disability or analogous condition); (b) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; (c) has breached a fiduciary duty, or violated any other duty, law, rule, regulation or policy of the company or an affiliate; (d) has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses); (e) has materially breached any of the provisions of any agreement with the Corporation or a Subsidiary; (f) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation or a Subsidiary; or has improperly induced a vendor or customer to break or terminate any contract with the Corporation or a Subsidiary or induced a principal for whom the Corporation or a Subsidiary acts as agent to terminate such agency relationship.

     In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Option Agreement.

5.   NON-TRANSFERABILITY.

     The Option and any other rights of the Grantee under this Option Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan. Any Ordinary Shares issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to other rights in favor of the Corporation as set forth herein.

6.   SECURITIES LAW COMPLIANCE.

     The Grantee acknowledges that the Option and Ordinary Shares are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act of 1933, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Grantee, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation's reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

     o The Grantee is acquiring the Option and, if and when he/she exercises the Option, will acquire Ordinary Shares solely for the Grantee's own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with


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          any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act, or other applicable state securities laws.

     o The Grantee has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any Ordinary Shares purchased upon exercise of the Option. The Grantee has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase Ordinary Shares. However, in evaluating the merits and risks of an investment in the Ordinary Shares, the Grantee has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

     o The Grantee is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying Ordinary Shares to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

     o The Grantee understands that any Ordinary Shares acquired on exercise of the Option will be characterized as "restricted securities" under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Grantee is familiar.

     o The Grantee has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), which are imposed on the Option and any Ordinary Shares which may be acquired upon exercise of the Option.

     o At no time was an oral representation made to the Grantee relating to the Option or the purchase of Ordinary Shares and the Grantee was not presented with or solicited by any promotional meeting or material relating to the Option or the Ordinary Shares.

7.   LOCK-UP AGREEMENT.

     Neither the Grantee (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the Ordinary Shares acquired upon exercise of the Option (the "SHARES") or any interest therein (or agree to do any thereof) (collectively, a "TRANSFER") during the period commencing as of [ ] days prior to and ending one year, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation's securities of which the Grantee has notice. (The term "Grantee" includes, where the context so requires, any permitted direct or indirect transferee of the Grantee.) The Grantee shall agree and consent to the entry of stop transfer instructions with the Corporation's transfer agent against the Transfer of the Corporation's securities beneficially owned by the Grantee and shall conform the limitations hereunder by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Grantee from participating in a registration or a public offering of the Ordinary Shares with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

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8.   NOTICES.

     Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation's payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 6.

9.   PLAN.

     The Option and all rights of the Grantee under this Option Agreement are subject to, and the Grantee agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Grantee agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

10.  ENTIRE AGREEMENT.

     This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to
Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

11.  GOVERNING LAW.

     This Option Agreement shall be governed by and construed and enforced in accordance with the laws of Hong Kong without regard to conflict of law principles thereunder.

12.  EFFECT OF THIS AGREEMENT.

     Subject to the Corporation's right to terminate the Option pursuant to
Section 7.4 of the Plan, this Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 8.12 of the Plan.


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13.  COUNTERPARTS.

     This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

14.  SECTION HEADINGS.

     The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.




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